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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 31, 2005
                        (Date of earliest event reported)

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                           ARLINGTON HOSPITALITY, INC.
             (Exact name of registrant as specified in its charter)

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          Delaware                         0-15291               36-3312434
(State or other jurisdiction of      (Commission File No.)     (IRS Employer
       incorporation)                                        Identification No.)

                        2355 South Arlington Heights Road
                                    Suite 400
                        Arlington Heights, Illinois 60005
                    (Address of Principal Executive Offices)

                                 (847) 228-5400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                              --------------------

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

       On March 31, 2005, the Company issued a press release announcing its financial results for the year ended December 31, 2004. A copy of the Company's press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press Release of Arlington Hospitality, Inc. dated March 31, 2005 announcing financial results for the year ended December 31, 2004.



                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  April 1, 2005


                                    Arlington Hospitality, Inc.
                                    (Registrant)

                                    By:  /s/ Stephen K. Miller
                                         ---------------------------------------
                                             Stephen K. Miller
                                             Interim Chief Executive Officer

                                    By:  /s/ James B. Dale
                                         ---------------------------------------
                                             James B. Dale
                                             Senior Vice President and
                                             Chief Financial Officer



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                                  EXHIBIT INDEX

    EXHIBIT NO.      DESCRIPTION
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       99.1          Press Release dated March 31, 2005.